UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2017

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	2110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On February 23, 2017, Iron Mountain Incorporated, or the Company, issued an earnings press release and supplemental financial information for the quarter and year ended December 31, 2016. In addition, the Company will be using a slide presentation during its earnings conference call. Copies of the earnings press release, slide presentation and supplemental financial information are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, hereto and posted on the Company’s website, www.ironmountain.com, under “About Us” “- Investors.”
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

99.1	Fourth Quarter and Full Year 2016 Earnings Press Release. (Furnished herewith.)

99.2	Fourth Quarter and Full Year 2016 Earnings Conference Call Presentation. (Furnished herewith.)

99.3	Fourth Quarter and Full Year 2016 Supplemental Financial Information. (Furnished herewith)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Stuart B. Brown
Name:	Stuart B. Brown
Title:	Executive Vice President and Chief Financial Officer

Date: February 23, 2017